                                                                     EXHIBIT 4.1

                             UNITED AUTO GROUP, INC.
                                   AS ISSUER,

                           THE GUARANTORS NAMED HEREIN
                                 AS GUARANTORS,

                                       AND

                         J.P. MORGAN TRUST COMPANY, N.A.
                                   AS TRUSTEE,
                           AS SUCCESSOR IN INTEREST TO
                          BANK ONE TRUST COMPANY, N.A.

                    9 5/8% SENIOR SUBORDINATED NOTES DUE 2012

                   AMENDED AND RESTATED SUPPLEMENTAL INDENTURE

                          DATED AS OF NOVEMBER 3, 2005

                                       TO

                                    INDENTURE

                           DATED AS OF MARCH 18, 2002

                   AMENDED AND RESTATED SUPPLEMENTAL INDENTURE

THIS AMENDED AND RESTATED SUPPLEMENTAL INDENTURE, dated as of November 3, 2005 (this "Amended and Restated Supplemental Indenture"), to the Indenture (as defined below), among United Auto Group, Inc., a Delaware corporation (the "Company"), the Guarantors (as defined in the Indenture), together with the additional Guarantors previously referenced in a supplemental indenture and the additional guarantors listed on Schedule A annexed hereto (individually, the "Additional Guarantor" collectively, the "Additional Guarantors") and J.P. Morgan Trust Company, N.A. (as successor in interest to Bank One Trust Company, N.A.) in its capacity as trustee (the "Trustee").

WHEREAS, each Additional Guarantor has become a Restricted Subsidiary and pursuant to Section 901 of the Indenture and has entered into a Supplemental Indenture or is entering into this Amended and Restated Supplemental Indenture to thereby become a Guarantor as provided in Article 1013 of the Indenture; and

WHEREAS, pursuant to Section 901(e) of the Indenture, the Company, the Guarantors, each Additional Guarantor and the Trustee may enter into this Amended and Restated Supplemental Indenture without the consent of any Holder; and

WHEREAS, all consents and notices required to be obtained and given as conditions to the execution of this Amended and Restated Supplemental Indenture pursuant to the Indenture and all other documents relating to the Notes have been obtained and given;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                      ARTICLE 1: AUTHORIZATION; DEFINITIONS

SECTION 1.01. AMENDED AND RESTATED SUPPLEMENTAL INDENTURE.

This Amended and Restated Supplemental Indenture is supplemental to, and is entered into, in accordance with Section 901(e) of the Indenture, and except as modified, amended and supplemented by this Amended and Restated Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

SECTION 1.02. DEFINITIONS.

Unless the context shall otherwise require, all terms which are defined in
Section 1.01 of the Indenture shall have the same meanings, respectively, in this Amended and Restated Supplemental Indenture as such terms are given in said
Section 1.01 of the Indenture.

                        ARTICLE 2: ADDITIONAL GUARANTORS

SECTION 2.01. ADDITIONAL GUARANTORS.

Pursuant to Section 1013 of the Indenture, each Additional Guarantor hereby expressly assumes the obligations of, and otherwise agrees to perform all of the duties of, a Guarantor under the Indenture, subject to the terms and conditions thereof.

                            ARTICLE 3: MISCELLANEOUS

SECTION 3.01. EFFECTIVE DATE.

This Amended and Restated Supplemental Indenture shall become effective upon execution and delivery hereof.

SECTION 3.02. COUNTERPARTS.

This Amended and Restated Supplemental Indenture may be executed in any number of counterparts and by the different parties hereto on a separate counterpart, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute on and the same Agreement. At any time after the date of this Amended and Restated Supplemental Indenture, one or more additional Guarantors may become parties hereto by executing and delivering to the Trustee a counterpart of this Amended and Restated Supplemental Indenture together with supplements to the schedules and Annex hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Guarantor will become a party to, and will be bound by all the terms of, this Amended and Restated Supplemental Indenture.

SECTION 3.03. ACCEPTANCE.

The Trustee accepts the Indenture, as supplemented by this Amended and Restated Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amended and Restated Supplemental Indenture or the due execution by the Company, the Guarantors or each Additional Guarantor, or for or in respect of the recitals contained herein, all of which are made solely by the Company.

SECTION 3.04. SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Amended and Restated Supplemental Indenture, by the Company, the Guarantors, each Additional Guarantor or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

SECTION 3.05. SEVERABILITY.

In case any provision in this Amended and Restated Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.06. GOVERNING LAW.

This Amended and Restated Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Amended and Restated Supplemental Indenture.

SECTION 3.07. INCORPORATION INTO INDENTURE.

All provisions of this Amended and Restated Supplemental Indenture shall be deemed to be incorporated in, and made part of, the Indenture, and the Indenture, as amended and supplemented by this Amended and Restated Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Supplemental Indenture to be duly executed as of the date first above written.

                             UNITED AUTO GROUP, INC.


                  By:  /s/ James R. Davidson
                       ---------------------------------------
                  Name:  James R. Davidson
                  Title: Executive Vice President - Finance

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
         Name: Robert H. Kurnick, Jr.
         Title: Executive Vice President and
                General Counsel

                              EXISTING GUARANTORS:

                          UAG NORTHEAST BODY SHOP, INC.
                      LANDERS UNITED AUTO GROUP NO. 2, INC.
                               UAG SOUTHEAST, INC.
                                UAG DULUTH, INC.
                            UNITED NISSAN, INC. (GA)
                             PEACHTREE NISSAN, INC.
                               UAG TEXAS II, INC.
                                 UAG EAST, INC.
                              PALM AUTO PLAZA, INC.
                         FLORIDA CHRYSLER PLYMOUTH, INC.
                              WEST PALM NISSAN, IN.
                           NORTHLAKE AUTO FINISH, INC.
                                JS IMPORTS, INC.
                            WEST PALM AUTO MALL, INC.
                        AUTO MALL PAYROLL SERVICES, INC.
                               UAG CAROLINA, INC.
                          REED-LALLIER CHEVROLET, INC.
                       MICHAEL CHEVROLET-OLDSMOBILE, INC.
                            GENE REED CHEVROLET, INC.
                           UAG KISSIMMEE MOTORS, INC.
                          UNITEDAUTOCARE PRODUCTS, LLC
                        UNITED AUTO FOURTH FUNDING, INC.
                         UNITED AUTO FIFTH FUNDING, INC.
                            UAG FINANCE COMPANY, INC.
                        ATLANTIC AUTO FUNDING CORPORATION
                    ATLANTIC AUTO SECOND FUNDING CORPORATION
                     ATLANTIC AUTO THIRD FUNDING CORPORATION
                          UAG HOUSTON ACQUISITION, LTD.

                        UAG INTERNATIONAL HOLDINGS, INC.
                                 UAG REALTY, LLC
                            UNITED AUTO FINANCE, INC.
                             UAG CONNECTICUT I, LLC
                           UAG ATLANTA IV MOTORS, INC.
                             UAG TULSA HOLDINGS, LLC

                           /s/ James R. Davidson
                      By:  ------------------------------
                      Name:  James R. Davidson
                      Title: Treasurer

Attest:  /s/ Robert H. Kurnick, Jr.
         -----------------------------------
         Name: Robert H. Kurnick, Jr.
         Title: Secretary

                                 UAG CHCC, INC.
                                    LRP, LTD.
                             DIFEO PARTNERSHIP, INC.
                                UAG HUDSON, INC.
                              SOMERSET MOTORS INC.
                            LANDERS AUTO SALES, INC.
                           LANDERS BUICK-PONTIAC, INC.
                            LANDERS FORD NORTH, INC.
                            UNITED NISSAN, INC. (TN)
                               SA AUTOMOTIVE, LTD.
                               SL AUTOMOTIVE, LTD.
                                SUN MOTORS, LTD.
                        SCOTTSDALE MANAGEMENT GROUP, LTD.
                              SAU AUTOMOTIVE, LTD.
                                 SK MOTORS, LTD.
                                  KMT/UAG, INC.
                      RELENTLESS PURSUIT ENTERPRISES, INC.
                             TRI-CITY LEASING, INC.
                               HT AUTOMOTIVE, LTD.
                            WESTBURY SUPERSTORE, LTD.
                      UNITEDAUTO DODGE OF SHREVEPORT, INC.
                           COVINGTON PIKE DODGE, INC.
                          THE NEW GRACELAND DODGE, INC.
                             UAG GRACELAND II, INC.
                              UAG MEMPHIS II, INC.
                              UAG MEMPHIS IV, INC.
                               UAG MEMPHIS V, INC.
                               UAG-CARIBBEAN, INC.
                            DAN YOUNG CHEVROLET, INC.
                          YOUNG MANAGEMENT GROUP, INC.
                               UAG YOUNG II, INC.
                                UAG CLASSIC, INC.
                            CLASSIC AUTO GROUP, INC.
                         CLASSIC MANGEMENT COMPANY, INC.
                              CLASSIC IMPORTS, INC.
                            CLASSIC MOTOR SALES, LLC
                             D. YOUNG CHEVROLET LLC
                              DAN YOUNG MOTORS LLC
                          YOUNG AUTOMOTIVE HOLDINGS LLC
                            EUROPA AUTO IMPORTS, INC.
                              UAG LAKE NORMAN, LLC
                       UAG CENTRAL REGION MANAGEMENT, LLC
                           MOTORCARS ACQUISITION, LLC
                          MOTORCARS ACQUISITION II, LLC
                         MOTORCARS ACQUISITION III, LLC
                             SCOTTSDALE FERRARI, LLC
                         UAG OLDSMOBILE OF INDIANA, LLC
                               GOODSON NORTH, LLC
                            GOODSON PONTIAC GMC, LLC
                           GOODSON SPRING BRANCH, LLC
                              UAG NEVADA LAND, LLC
                                UAG CERRIOTS, LLC
                              UAG CONNECTICUT, LLC
                              UAG FAIRFIELD CA, LLC
                              UAG FAIRFIELD CM, LLC

                              UAG FAIRFIELD CP, LLC
                           UAG LANDERS SPRINGDALE, LLC
                           UAG MENTOR ACQUISITION, LLC
                           UAG MICHIGAN CADILLAC, LLC
                          UAG MICHIGAN PONTIAC-GMC, LLC
                              UAG MICHIGAN T1, LLC
                              UAG MICHIGAN TMV, LLC
                               UAG PHOENIX VC, LLC
                                 UAG SPRING, LLC
                          UNITED RANCH AUTOMOTIVE, LLC
                               UAG CHEVROLET, INC.
                        BRETT MORGAN CHEVROLET-GEO, INC.
                                    HBL, LLC
                          MOTORCARS ACQUISITION IV, LLC
                                UAG NANUET I, LLC
                               UAG NANUET II, LLC
                          NISSAN OF NORTH OLMSTED, LLC
                               LANDERS NISSAN, LLC
                             UAG FAYETTEVILLE I, LLC
                            UAG FAYETTEVILLE II, LLC
                            UAG FAYETTEVILLE III, LLC

                         /s/ James R. Davidson
                    By:  ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                            DIFEO HYUNDAI PARTNERSHIP
                            DIFEO NISSAN PARTNERSHIP
                 DIFEO CHRYSLER PLYMOUTH JEEP EAGLE PARTNERSHIP
                            DIFEO LEASING PARTNERSHIP
                            DANBURY AUTO PARTNERSHIP
                            DIFEO TENAFLY PARTNERSHIP
                                 OCT PARTNERSHIP
                            HUDSON MOTORS PARTNERSHIP
                          COUNTY AUTO GROUP PARTNERSHIP
                           SOMERSET MOTORS PARTNERSHIP

                           BY: DIFEO PARTNERSHIP, INC.
                                A general partner

                    By: /s/ James R. Davidson
                        ---------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                            SHANNON AUTOMOTIVE, LTD.

                      BY: UAG TEXAS, LLC, A GENERAL PARTNER

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Secretary

                            CLASSIC ENTERPRISES, LLC
                       CLASSIC NISSAN OF TURNERSVILLE, LLC

                          BY: UAG CLASSIC, INC., MEMBER

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                               LANDERS FORD, INC.
                            NATIONAL CITY FORD, INC.
                            CENTRAL FORD CENTER, INC.
                            PIONEER FORD SALES, INC.

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                           CLASSIC TURNERSVILLE, INC.
                                GMG MOTORS, INC.
                                    KMPB, LLC
                             SCOTTSDALE JAGUAR, LTD.
                           UNITED AUTO LICENSING, LLC
                                    CJNS, LLC
                                    LMNS, LLC
                                   UAG VK, LLC

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                          UAG TURNERSVILLE REALTY, LLC

                        /s/ James R. Davidson
                    By: ----------------------------------
                    Name:  James R. Davidson
                    Title: Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Secretary

                              UAG MICHIGAN H1, LLC
                            LATE ACQUISITION II, LLC
                                UAG TULSA VC, LLC
                           UAG MICHIGAN HOLDINGS, INC.
                        UAG WEST BAY AM, LLC UAG WEST BAY
                        IA, LLC UAG WEST BAY IAU, LLC UAG
                        WEST BAY IB, LLC UAG WEST BAY II,
                        LLC UAG WEST BAY IL, LLC UAG WEST
                        BAY IM, LLC UAG WEST BAY IP, LLC
                        UAG WEST BAY IV, LLC UAG WEST BAY
                          IW, LLC UAG WEST BAY FM, LLC
                          UAG TURNERSVILLE MOTORS, LLC
                               UAG CENTRAL NJ, LLC
                               UAG ROYAL PALM, LLC

                         UAG CENTRAL FLORIDA MOTORS, LLC
                          MOTORCARS ACQUISITION V, LLC
                          BEDFORD COLLISION CENTER, LLC
                                    PMRC, LLC
                             UAG CITRUS MOTORS, LLC

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                           LATE ACQUISITION I, LLC

                           BY: UNITED AUTO GROUP, INC.
                                     MEMBER

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Executive Vice President - Finance

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Executive Vice President,
               General Counsel

                                WTA MOTORS, LTD.
                          BY: LATE ACQUISITION II, LLC
                                 GENERAL PARTNER

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name:  Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                                  UAG GN, LTD.
                                  UAG GW, LTD.
                                  UAG GD, LTD.

                        BY: UAG HOUSTON ACQUISITION, LTD.
                                 GENERAL PARTNER
                             BY: UAG TEXAS II, INC.
                                 GENERAL PARTNER

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name:  Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                               UAG CAPITOL, INC.
                               UAG CLOVIS, INC.
                               UAG MARIN, INC.
                               UAG LOS GATOS, INC.
                               UAG SUNNYVALE, INC.
                               SIGMA MOTORS, INC.

                    By: /s/ James R. Davidson
                        ---------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name:  Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                                  UAG WEST, LLC
                                 UAG TEXAS, LLC

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name:  Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                               UAG TORRANCE, INC.

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                  UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC
                               UAG ATLANTA H1, LLC
                               UAG NORTHEAST, LLC
                             LANDERS AUTO SALES, LLC
                              UAG MICHIGAN H2, LLC
                                FRN OF TULSA, LLC

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest:  /s/ Robert H. Kurnick, Jr.
         -----------------------------------
         Name: Robert H. Kurnick, Jr.
         Title: Assistant Secretary

                              UAG WEST BAY IN, LLC
                             UNITED FORD SOUTH, LLC
                             UNITED FORD NORTH, LLC
                          UNITED FORD BROKEN ARROW, LLC
                             DEALER ACCESSORIES, LLC
                               UAG TULSA JLM, LLC

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                             ADDITIONAL GUARANTORS:

                           UAG STEVENS CREEK II, INC.
                                 UAG VC II, LLC
                             UAG SAN DIEGO H1, INC.
                             UAG SAN DIEGO A1, INC.
                             UAG SAN DIEGO JA, INC.
                             UAG ESCONDIDO H1, INC.
                             UAG ESCONDIDO A1, INC.
                             UAG ESCONDIDO M1, INC.

                    By: /s/ James R. Davidson
                        ----------------------------------
                    Name:  James R. Davidson
                    Title: Assistant Treasurer

Attest: /s/ Robert H. Kurnick, Jr.
        -----------------------------------
        Name: Robert H. Kurnick, Jr.
        Title: Assistant Secretary

                   J.P. MORGAN TRUST COMPANY, NA, AS TRUSTEE,
                           AS SUCCESSOR IN INTEREST TO
                          BANK ONE TRUST COMPANY, N.A.

                    By: /s/ George N. Reaves
                        ----------------------------------
                    Name: George N. Reaves
                    Title: Vice President

STATE OF NEW JERSEY )
                    ) ss.:
COUNTY OF HUDSON    )

      On the 3rd day of November, 2005 before me personally came James R. Davidson to me known, who, being by me duly sworn, did depose and say that he is employed at One Harmon Plaza, 9th Floor, Secaucus, NJ 07094, that he is the Executive Vice President - Finance of United Auto Group, Inc., a corporation described in and which executed the foregoing instrument; that he holds the positions identified on Annex I hereto with respect to each of the guarantors identified on Annex I hereto, each of which has executed the foregoing instrument; and that he signed his name thereto pursuant to the respective authority of the Board of Directors of United Auto Group, Inc. and such guarantors that are corporations, the Boards of Directors of the general partner of such guarantors that are limited partnerships, and the members or managers of such guarantors that are limited liability companies.

                                                    (NOTORIAL SEAL)

                                                    /s/ Ellen A. Shyne
                                                   ----------------------------
                                                                  Notary Public

                                   Schedule A

UAG STEVENS CREEK II,INC.
UAG VC II, LLC
UAG SAN DIEGO H1, INC.
UAG SAN DIEGO A1, INC.
UAG SAN DIEGO JA, INC.
UAG ESCONDIDO H1, INC.
UAG ESCONDIDO A1, INC.
UAG ESCONDIDO M1, INC.

                                                                         ANNEX I

        GUARANTOR                POSITION OF JAMES R. DAVIDSON
--------------------------       -----------------------------
UAG STEVENS CREEK II, INC.           Assistant Treasurer
UAG VC II, LLC                       Assistant Treasurer
UAG SAN DIEGO H1, INC.               Assistant Treasurer
UAG SAN DIEGO A1, INC.               Assistant Treasurer
UAG SAN DIEGO JA, INC.               Assistant Treasurer
UAG ESCONDIDO H1, INC.               Assistant Treasurer
UAG ESCONDIDO A1, INC.               Assistant Treasurer
UAG ESCONDIDO M1, INC.               Assistant Treasurer